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                         MFS WORLD ASSET ALLOCATION FUND

                      Supplement to the Current Prospectus


The description of the Allocation Committee under the "Management of the Fund - Investment Adviser" section beginning on page 18 of the Prospectus is hereby revised to reflect that, effective September 1, 1997, Stephen Pesek replaces John Brennan, Jr., as the member of the Allocation Committee responsible for the U.S. Equity Securities asset class. Mr. Pesek is a Vice President of Massachusetts Financial Services Company ("MFS") and has been employed by MFS as a portfolio manager since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Investments as an analyst.

               The date of this Supplement is September 8, 1997.